UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) : May 16, 2007
Middlefield Banc Corp.
(Exact name of registrant specified in its charter)

Ohio	000-32561	34-1585111

(State or other jurisdiction of incorporation)	(Commission	(IRS Employer Identification No.)
File Number)

15985 East High Street, Middlefield, Ohio		44062-0035

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (440) 632-1666
[not applicable]
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On May 16, 2007, Middlefield Banc Corp. (“Middlefield”) held its Annual Meeting of Shareholders. At the annual meeting, Middlefield presented information pertaining to financial and business performance and strategies accompanied by a series of PowerPoint electronic slides. A copy of these slides is included in this report as Exhibit 99.1 and is furnished herewith.
     The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01(d) Exhibits

99.1	Middlefield Banc Corp. Presentation for the 2007 Annual Meeting of Shareholders (furnished herewith)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middlefield Banc Corp.

Date: May 16, 2007	/s/ James R. Heslop II

James R. Heslop II
Executive Vice President and COO

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Middlefield Banc Corp. Presentation for the 2007 Annual Meeting of Shareholders